UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2008

HOUSERAISING, INC.
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(Exact Name of Registrant as Specified in Charter)

North Carolina
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(State or Other Jurisdiction of Incorporation)

000-50701
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(Commission File Number)

56-2253025
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(I.R.S. Employer Identification No.)

4801 East Independence Boulevard, Suite 201
Charlotte, North Carolina 28212
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(Address of Principal Executive Offices) (Zip Code)

(704) 532-2121
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(Registrant's Telephone Number, Including Area Code)
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(Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K is filed by HouseRaising, Inc., a North Carolina corporation (the “Registrant”), in connection with the matters described herein.

ITEM 8.01 OTHER EVENT.

As a result of actions previously reported on Form 8-K filed with the Commission on February 11, 2008, the Registrant’s Board of Directors has authorized the Registrant to file a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of North Carolina as promptly as practicable. The Registrant will continue operating until the filing has been made in order to work, to the extent possible, to transition design/build and renovation sales contracts so they can be completed.

Commensurate with this authority, the Registrant has also initiated an additional reduction in workforce (notice of indefinite layoff) effective February 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSERAISING, INC.

By:	/s/ Gregory J. Wessling
Gregory J. Wessling
Chairman, CEO and President

Date: February 21, 2008